UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22016

ALPINE GLOBAL PREMIER PROPERTIES FUND

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, New York 10577

(Address of principal executive offices) (Zip code)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Name and address of agent for service)

Copies of information to:

Rose F. DiMartino, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

Registrant’s telephone number, including area code: 914-251-0880

Date of fiscal year end: October 31, 2018

Date of reporting period: January 31, 2018

Item 1. Schedule of Investments.

Schedule of Portfolio Investments	Alpine Global Premier Properties Fund
January 31, 2018 (Unaudited)

Shares	Security Description	Value

Common Stocks-96.1%

Asia-21.9%

China-2.9%
438,840	CapitaLand Retail China Trust	$565,360
1,100,000	China Resources Land, Ltd.	4,387,260
2,999,149	China State Construction International Holdings, Ltd.	4,340,009
1,950,000	China Vanke Co., Ltd.-Class H	9,547,276
		18,839,905

India-2.6%
4,163,536	DB Realty, Ltd. (a)	3,966,909
1,946,423	Prestige Estates Projects, Ltd.	9,821,818
287,492	The Phoenix Mills, Ltd.	2,933,511
		16,722,238

Japan-16.1%
1,000,309	Hulic Co., Ltd.	12,663,067
1,000	Hulic REIT, Inc.	1,568,196
3,149,359	Ichigo, Inc.	13,010,542
12,662	Invincible Investment Corp.	5,868,803
2,000	Japan Hotel REIT Investment Corp.	1,482,092
50,000	Katitas Co., Ltd. (a)	1,451,864
500,621	Mitsui Fudosan Co., Ltd.	13,103,641
225,000	Open House Co., Ltd.	13,211,047
216,372	Resorttrust, Inc.	5,143,220
300,000	Seibu Holdings, Inc.	5,990,657
600,000	Sumitomo Realty & Development Co., Ltd.	23,006,321
800,000	Tokyu Fudosan Holdings Corp.	6,302,098
		102,801,548

United Arab Emirates-0.3%
1,000,000	Emaar Properties PJSC	1,791,476
	Total Asia (Cost $107,754,531)	140,155,167

Australia-1.0%

Australia-1.0%
1,000,000	Goodman Group	6,518,921
	Total Australia (Cost $6,391,745)	6,518,921

Europe-33.7%

Belgium-1.0%
85,333	VGP NV (a)	6,356,710

France-6.4%
210,222	Accor SA	11,966,899
50,000	Carmila SA	1,530,210
30,993	Kaufman & Broad SA	1,617,672
219,474	Klepierre SA	10,024,829
48,000	Nexity SA (a)	2,890,328
50,000	Unibail-Rodamco SE	12,825,208
		40,855,146

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments	Alpine Global Premier Properties Fund
January 31, 2018 (Unaudited)

Germany-8.6%
281,160	ADO Properties SA (b)	15,149,817
1,463,317	Aroundtown SA	11,781,823
73,000	Corestate Capital Holding SA	4,504,466
979,000	Dream Global Real Estate Investment Trust	9,893,472
316,812	NorthStar Realty Europe Corp.	3,779,567
113,204	PATRIZIA Immobilien AG (a)	2,833,456
237,945	TLG Immobilien AG	6,694,229
		54,636,830

Ireland-4.4%
757,380	Dalata Hotel Group PLC (a)	5,500,901
4,800,000	Glenveagh Properties PLC (a)(b)	7,234,758
3,755,442	Green REIT PLC	7,422,808
4,057,500	Hibernia REIT PLC	7,717,585
		27,876,052

Italy-0.9%
525,028	COIMA RES SpA (b)	5,749,302

Netherlands-1.3%
58,855	InterXion Holding NV (a)	3,693,151
90,000	Wereldhave NV	4,470,697
		8,163,848

Norway-0.2%
75,000	Olav Thon Eiendomsselskap ASA	1,513,835

Spain-7.2%
319,770	Aedas Homes SAU (a)(b)	12,466,125
150,000	Atlantica Yield PLC	3,162,000
374,174	Hispania Activos Inmobiliarios Socimi SA	7,827,762
563,045	Lar Espana Real Estate Socimi SA	6,368,330
525,000	Merlin Properties Socimi SA	7,554,520
361,756	Neinor Homes SA (a)(b)	8,309,054
		45,687,791

Sweden-0.2%
76,000	Pandox AB	1,427,429

United Kingdom-3.5%
5,440,891	Assura PLC	4,758,752
1,800,000	Countryside Properties PLC (b)	8,086,327
967,080	IWG PLC	3,646,975
798,536	LondonMetric Property PLC	2,031,771
597,610	Purplebricks Group PLC (a)	4,156,032
		22,679,857
	Total Europe (Cost $170,195,919)	214,946,800

North & South America-39.5%

Brazil-0.9%
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,423,476
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (b)	195,141
1,755,723	Direcional Engenharia SA (a)	3,609,537
60,529	Sao Carlos Empreendimentos e Participacoes SA	773,426
		6,001,580

Chile-1.1%
2,055,723	Parque Arauco SA	6,769,089

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments	Alpine Global Premier Properties Fund
January 31, 2018 (Unaudited)

Mexico-2.5%
5,326,924	Concentradora Fibra Hotelera Mexicana SA de CV (b)	3,205,585
2,507,723	Corp. Inmobiliaria Vesta SAB de CV	3,457,395
7,838,154	Grupo GICSA SA de CV (a)	4,464,085
3,191,232	PLA Administradora Industrial S de RL de CV (a)	4,860,984
		15,988,049

United States-35.0%
250,000	Altisource Residential Corp.	2,752,500
200,000	Arbor Realty Trust, Inc.	1,630,000
35,000	Boston Properties, Inc.	4,329,850
100,000	Brookdale Senior Living, Inc. (a)	950,000
33,000	Camden Property Trust	2,856,480
300,000	CBL & Associates Properties, Inc.	1,668,000
285,549	Century Communities, Inc. (a)	9,023,348
1,941,454	Colony NorthStar, Inc.-Class A	17,434,257
30,000	CoreSite Realty Corp.	3,249,600
110,000	CyrusOne, Inc.	6,345,900
30,000	Equinix, Inc.	13,655,700
404,639	Extended Stay America, Inc.	8,185,847
575,000	Five Point Holdings LLC-Class A (a)	7,935,000
250,000	GGP, Inc.	5,757,500
113,427	Granite Point Mortgage Trust, Inc.	1,955,481
46,364	Hilton Worldwide Holdings, Inc.	3,971,077
5,209	Jones Lang LaSalle, Inc.	814,427
45,000	Kilroy Realty Corp.	3,209,400
3,000	Lennar Corp.-B Shares	151,920
150,000	Lennar Corp.-Class A	9,399,000
54,707	LGI Homes, Inc. (a)	3,702,570
100,000	M/I Homes, Inc. (a)	3,234,000
477,601	NRG Yield, Inc.-Class A	8,993,227
100,000	NRG Yield, Inc.-Class C	1,890,000
2,885	NVR, Inc. (a)	9,169,020
51,739	Park Hotels & Resorts, Inc.	1,495,775
150,000	Pattern Energy Group, Inc.-Class A	3,093,000
200,000	PulteGroup, Inc.	6,366,000
200,000	QTS Realty Trust, Inc.-Class A	9,960,000
87,665	Simon Property Group, Inc.	14,321,831
15,000	SL Green Realty Corp.	1,507,800
750,944	Starwood Property Trust, Inc.	15,311,748
225,000	Taylor Morrison Home Corp.-Class A (a)	5,721,750
482,411	TerraForm Power, Inc.-Class A	5,258,280
30,000	The Howard Hughes Corp. (a)	3,778,800
598,465	Two Harbors Investment Corp.	8,827,359
300,000	VEREIT, Inc.	2,160,000
250,000	Washington Prime Group, Inc.	1,645,000
441,771	William Lyon Homes-Class A (a)	11,994,083
		223,705,530
	Total North & South America (Cost $265,369,162)	252,464,248
	Total Common Stocks (Cost $549,711,357)	614,085,136

Money Market Funds-4.0%
2,554,414	Fidelity Prime Money Market Portfolio, 1.56%	2,554,414
23,094,682	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 1.51%	23,094,682
	Total Money Market Funds (Cost $25,659,739)	25,649,096

Total Investments (Cost $575,371,096) (c) - 100.1%		639,734,232

Liabilities in Excess of Other Assets-(0.1)%		(740,778)

TOTAL NET ASSETS 100.0%		$638,993,454

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments	Alpine Global Premier Properties Fund
January 31, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 9.5% of the Fund’s net assets.

(c) See Note 2B for the cost of investments for federal tax purposes.

Common Abbreviations

ADR-American Depositary Receipt

AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA-Allmennaksjeselskap is the Norwegian term for a public limited company.

NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PJSC-Public Joint Stock Company

PLC-Public Limited Company

REIT-Real Estate Investment Trust

SA-Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV-Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV-Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU-Sociedad Anonima Unipersonal

SE-SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

Forward Currency Contracts

The following forward currency contracts were held as of January 31, 2018:

Description	Counterparty	Settlement Date	Currency Sold		Settlement Value in USD	Current Value	Unrealized Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	06/06/18	45,000,000	EUR	$53,848,260	$56,345,766	$(2,497,506)
Japanese Yen	State Street Bank and Trust Company	06/06/18	3,000,000,000	JPY	26,930,127	27,690,715	(760,588)
							$(3,258,094)

The accompanying notes are an integral part of these financial statements.

Alpine Global Premier Properties Fund

Notes to Schedule of Portfolio Investments

January 31, 2018 (Unaudited)

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the "Board") authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic ("ASC") 946 Financial Services - Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund's net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund's NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund's NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund's NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund's pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1	-	Unadjusted quoted prices in active markets for identical investments.

Level 2	-	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3	-	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

The following is a summary of the inputs used to value the Fund's assets and liabilities carried at fair value as of January 31, 2018:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total Value
Common Stocks	$614,085,136	$—	$—	$614,085,136
Money Market Funds	25,649,096	—	—	25,649,096
Total	$639,734,232	$—	$—	$639,734,232

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(3,258,094)	—	(3,258,094)
Total	$—	$(3,258,094)	$—	$(3,258,094)

* For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended January 31, 2018, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

As of January 31, 2018, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:*

Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
$575,371,096	$105,163,341	$(40,800,205)	$64,363,136

* Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund's previous fiscal year end. For the previous fiscal year’s Federal income tax information, please refer to the Notes to Financial Statements section in the Fund's most recent semi-annual or annual report.

C. Distributions to Shareholders:

On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax- free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

D. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i) fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

E. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

F. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

G. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund's forward contracts are not subject to a master netting agreement or similar agreement. The Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. Forward currency contracts outstanding at period end are listed after the Fund’s Schedule of Investments.

Item 2 - Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPINE GLOBAL PREMIER PROPERTIES FUND

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	March 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	March 23, 2018

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	March 23, 2018